UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 28, 2026
Date of Report (date of earliest event reported)

Fulton Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania		001-39680		23-2195389
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

One Penn Square,	P.O. Box 4887	Lancaster,	Pennsylvania	17604
(Address of Principal Executive Offices)				(Zip Code)
(717) 291-2411
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC
Depositary Shares, Each Representing 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FULTP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Thursday, May 28, 2026, Fulton Financial Corporation (“Fulton”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). George K. Martin, a director of Fulton, did not stand for re-election to Fulton’s Board of Directors (the “Board”) at the Annual Meeting and retired from the Board effective immediately after the Annual Meeting. Mr. Martin had attained the age of 72 years prior to the date of the Annual Meeting and, in accordance with Fulton’s Corporate Governance Guidelines, was not eligible to stand for re-election to Fulton’s Board.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On Thursday, May 28, 2026, Fulton held its Annual Meeting. As of March 2, 2026, the record date for the Annual Meeting, there were 179,860,562 shares of Fulton’s voting common stock outstanding. The results of the items voted on at the Annual Meeting are as follows:

Proposal 1 - Election of Directors. The 10 director nominees were elected to serve for a one-year term.

Nominee	For	Withheld	Broker Non-Votes
Jennifer Craighead Carey	138,371,551	1,308,732	13,675,883
Lisa Crutchfield	138,186,150	1,494,133	13,675,883
Denise L. Devine	137,102,206	2,578,077	13,675,883
James R. Moxley III	138,413,437	1,266,846	13,675,883
Curtis J. Myers	137,475,042	2,205,241	13,675,883
Antoinette M. Pergolin	138,980,937	699,346	13,675,883
Michael F. Shirk	139,108,770	571,513	13,675,883
Scott A. Snyder	138,090,528	1,589,755	13,675,883
Ronald H. Spair	138,183,422	1,496,861	13,675,883
E. Philip Wenger	138,648,718	1,031,565	13,675,883

Proposal 2 - Advisory Vote on Executive Compensation. A non-binding advisory proposal to approve the compensation of Fulton’s named executive officers was approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
136,017,805	2,704,141	958,337	13,675,883

Proposal 3 - Ratification of Independent Auditor. The ratification of the appointment of KPMG LLP as Fulton's independent auditor for the fiscal year ending December 31, 2026 was ratified. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
150,683,271	2,191,088	481,807	0

Exhibit No.	Description
104	Cover page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2026	FULTON FINANCIAL CORPORATION
By: /s/ Natasha R. Luddington
Natasha R. Luddington
Senior Executive Vice President,
Chief Legal Officer and Corporate Secretary